August 23, 1996



                      Health Care Property Investors, Inc.
                      10990 Wilshire Boulevard, Suite 1200
                         Los Angeles, California 90024
                                 (810) 475-1990
                              Fax: (810) 444-7017


VIA TELECOPY & FEDERAL EXPRESS

Mr. Edward Komp
Chief Executive Officer
Integrated Living Communities, Inc.
10065 Red Run Boulevard
Owings Mills, Maryland 21117


Dear Ed:

     The purpose of this letter is to amend in certain particulars that certain June 11, 1996 letter (the "Original Letter") between Integrated Living Communities, Inc., a Delaware corporation ("ILC") and Health Care Property Investors, Inc., a Maryland corporation ("HCPI"), pursuant to which the parties confirmed their mutual intent and agreement in principle with respect to the general terms and conditions of a master agreement whereby ILC or an affiliate thereof would enter into a series of agreements with HCPI or an affiliate thereof to develop and lease, purchase and lease, or sell and lease back the land, improvements and personal property of certain congregate, assisted living, alzheimer and skilled nursing Facilities. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Original Letter.

     Item #10 on page 3 of the Original Letter shall be amended to read as follows:


            "HCPI's funding of the New Facilities will be contingent upon receipt of the guarantee from Integrated Health Systems, Inc., a Delaware Corporation and parent of ILC as described in Exhibits I and II, or ILC completing an initial public offering which results in shareholders' equity as determined using generally accepted accounting principles of not less than $55 million dollars.

     Exhibits I and II to the Original Letter are hereby amended as follows:

     1. The definition of "Developer" in Exhibit I is hereby amended to read "ILC" or an affiliate thereof."

     2. The provision for "Land Contract of Acquisition and Development Agreement Guarantees" in Exhibit I shall be amended to read as follows:

            "If ILC is not the Developer, by ILC, including completion of the Facilities, at no cost to HCPI in excess of each of their Maximum Costs. In addition, such agreements shall

Mr. Edward Komp
August 23, 1996
Page 2

            be guaranteed by Integrated Health Systems, Inc., a Delaware corporation and parent of ILC ("IHS"), except that IHS's obligations thereunder shall be discontinued (subject to reinstatement as set forth below) when and only when (a) ILC shall consummate an initial public offering of ILC's stock which (i) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting registered under the Securities and Exchange Act of 1933, (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon completion of such public offering and (c) results in ILC's shareholders' equity or ILC's net worth being equal to or greater than $55 million, in either case as determined in accordance with generally accepted accounting principles and as demonstrated by such financial information as is reasonably satisfactory to HCPI.

     3. The phrase "Integrated Living Communities, Inc. ("ILC") appearing in the definition of "Lessee" in Exhibit II is hereby amended to read "ILC or an affiliate thereof."

     4. The phrase "six months lease payments" appearing in the provision for the "Letter of Credit" in Exhibit II is hereby amended to read "four months lease payments" and the third sentence of such provision is hereby deleted.

     5. The provision for "Land Contract of Acquisition, Development Agreement and Lease Obligation Guarantees" in Exhibit II shall be amended to read as follows:

            "If ILC is not the Lessee, a full guarantee by ILC. In addition, such agreements shall be guaranteed by IHS subject to discontinuance thereof under the same terms as provided in Exhibit I with respect to IHS's guarantee of the Contract of Acquisition and Development Agreement."

     6. A new provision will be added which reads as follows:

     "Right of First Refusal": By Lessee during the entire lease term and during any renewal term.

     Except as hereby amended, the understandings and agreements set forth in the Original Agreement remain in full force and effect.




                                   Very truly yours,


                                   /s/ Stephen Maulbersch
                                   Stephen Maulbersch
                                   Senior Vice President

Mr. Edward Komp
August 23, 1996
Page 3



Agreed and confirmed this 22 day of August, 1996.


INTEGRATED LIVING COMMUNITIES, INC.

By:  /s/ Edward J. Komp
     ------------------------------

Its: CEO and President
     ------------------------------